EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the use in this Registration Statement on Form 10-SB of our report dated May 9, 2003 relating to the financial statements of Spectrum Sciences & Software, Inc., which appears in such Registration Statement.



/S/  TEDDER,  JAMES,  WORDEN  &  ASSOCIATES,  P.A.

Orlando,  Florida
June  10,  2003

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